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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 12, 2001
                            -------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 BLACKROCK, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 001-15305
                                                ---------


             DELAWARE                                 51-0380803
  ---------------------------                   ----------------------
  (State or other jurisdiction of               (I.R.S. Employer
  incorporation or organization)                Identification No.)

                                 345 Park Avenue
                               New York, NY 10154
                            -----------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (212) 754-5560
                        --------------------------------
              (Registrant's telephone number, including area code)

                        --------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

                  First Quarter 2001 Financial Results

                  On April 12, 2001, BlackRock, Inc. (the "Corporation") reported results of operations for the period ended March 31, 2001. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)   Exhibits

                  The Exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BlackRock, Inc.
                                      (Registrant)

Date:    April 16, 2001               By: /s/ Paul L.  Audet
                                          ---------------------------
                                          Paul L. Audet
                                          Managing Director
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Earnings press release issued by the Corporation on April 12, 2001, with respect to the Corporation's results of operations for the period ended March 31, 2001, filed herewith.

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